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                                                                     Exhibit A-6

NUMBER                                                                 SHARES
10563

COMMON STOCK                                                        COMMON STOCK
                            ESSEX COUNTY GAS COMPANY

          ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
                                                               CUSIP 296772 10 6

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT     SPECIMEN   is the owner or registered holder of

   FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE, OF THE COMMON STOCK OF

ESSEX COUNTY GAS COMPANY, transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

      This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Agreement of Association and the By-laws of the Company as they may be amended from time to time, to all of which the holder of this certificate and every transferee and assignee by accepting the same expressly assents.

      This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

                            ESSEX COUNTY GAS COMPANY
AND BY                               BY


/s/ J.H. Hastings                         /s/ P.H. Reardon
VICE PRESIDENT AND TREASURER              PRESIDENT AND CHIEF EXECUTIVE OFFICER

[SEAL]                        Countersigned and Registered:
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  Transfer Agent
                                                                   and Registrar
                                   by

                                          Authorized Signature


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                            ESSEX COUNTY GAS COMPANY

      A statement of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock authorized to be issued so far as the same have been fixed and determined will be furnished to any shareholder, without charge, upon request to the Clerk of the Company or to the Transfer Agent named on the face hereof.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common
UNIF GIFT MIN ACT -        Custodian
                    -----------------------
                    (Cust)          (Minor)

                    under Uniform Gifts to Minors
                    Act
                        ------------------------
                              (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, ___________________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                        Attorney
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to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
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                                        NOTICE: The signature to this assignment
                                        must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.